UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

DAIS ANALYTIC CORPORATION
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

DAIS ANALYTIC CORPORATION

11552 Prospective Drive Odessa, FL 33556

Tel: (727) 375-8484

To the Holders of Common Stock of Dais Analytic Corporation:

This Information Statement is first being mailed on or about November ___, 2018 to the holders of record of the outstanding common stock, $0.01 par value per share (the “Common Stock”) of Dais Analytic Corporation, a New York corporation (the “Company”), as of the close of business on October 31, 2018 (the “Record Date”), to inform the stockholders of actions already approved by written consent of the majority stockholder holding 51% of the voting equity (the “Majority Stockholder”). Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposals will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The following actions were authorized by written consent of the holders of a majority of our outstanding voting stock:

●	approval of the change of the Company’s name to “Dais Corporation” (the “Name Change”); and

●

approval of increasing the number of shares of Common Stock the Company is authorized to issue from 240,000,000 to 340,000,000 as provided for herein (the “Increase in Authorized Shares” and, together with the Name Change, the “Actions”).

The enclosed information statement contains information pertaining to the Actions acted upon.

Pursuant to rules adopted by the Securities and Exchange Commission, you may access a copy of the information statement at http://daisanalytic.com

This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider the Actions described herein. This Information Statement is being furnished to you solely for the purpose of informing shareholders of the Actions described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION.

This Information Statement will serve as written notice to shareholders of the Company pursuant to Section 615(c) of the New York Business Corporation Law.

By Order of the Board of Directors

November 5, 2018	/s/ Timothy N. Tangredi
Timothy N. Tangredi
President and Chief Executive Officer (Principal Executive Officer) (Principal Financial and Accounting Officer)

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF DAIS ANALYTIC CORPORATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

DAIS ANALYTIC CORPORATION

11552 Prospective Drive Odessa, FL 33556

Tel: (727) 375-8484

INFORMATION STATEMENT

(Preliminary)

November 5, 2018

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of October 31, 2018 (the “Record Date”) of common stock, par value $0.01 per share (the “Common Stock”), of Dais Analytic Corporation, a New York corporation (the “Company,” “we,” “our” or “us”), to notify the holders of our Common Stock of the following:

On November 2, 2018, the Company received a written consent in lieu of a meeting in accordance with the New York Business Corporations Act by the holders of 51% of the voting power of the Common Stock authorizing the following actions:

•	approval of the change of the Company’s name to “Dais Corporation” (the “Name Change”); and

•	approval of increasing the number of shares of Common Stock the Company is authorized to issue from 240,000,000 to 340,000,000 as provided for herein (the “Increase in Authorized Shares”).

Accordingly, your consent is not required and is not being solicited.

We will commence mailing the notice to the holders of Common Stock and preferred stock on or about November ___, 2018.

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PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY STOCKHOLDER.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

The following table sets forth the name of the Majority Stockholder, the number of shares of Common Stock held by the Majority Stockholder, the total number of votes that the Majority Stockholder voted in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Series B Preferred held	Number of Votes held by Majority Stockholder	Number of Votes that Voted in favor of the Actions	Percentage of the Voting Equity that Voted in favor of the Actions
Timothy N. Tangredi	165,529	10	155,143,269	155,143,269	51%
TOTAL	165,529	10	155,143,269	155,143,269	51%

ACTIONS: APPROVAL OF THE CHANGE OF THE COMPANY’S NAME TO “DAIS CORPORATION”; AND INCREASE IN AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK.

This Information Statement contains a brief summary of the material aspects of the Actions approved by the Majority Stockholder.

The Name Change and the Increase in Authorized Shares will become effective on the date that is twenty (20) calendar days after the mailing of this information statement.

We currently expect that such effective date will be on or about November ___, 2018.

AMENDMENT TO COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES

The Majority Stockholder, on November 2, 2018, authorized the increase of the Company’s shares of authorized Common Stock from 240,000,000 to 340,000,0000.

The Majority Stockholder believes that it is advisable and in the best interests of the Company and its shareholders effect an Increase of Authorized Shares in order to provide additional shares that could be issued for raising of additional equity capital or other financing activities, stock dividends or the exercise of stock options and warrants and to provide additional shares that could be issued in an acquisition or other form of business combination and to better position the Company for future trading should a transaction be entered into and completed. The future issuance of additional shares of Common Stock on other than a pro rata basis to existing stockholders will dilute the ownership of the current stockholders, as well as their proportionate voting rights.

THERE CAN BE NO ASSURANCE THAT A SUITABLE BUSINESS OPPORTUNITY WILL BE EFFECTED FOLLOWING THE COMPLETION OF THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK.

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Attached as Exhibit A and incorporated herein by reference is the text of the Certificate of Amendment to Certificate of Incorporation (the “Amended Certificate”) as approved by the Majority Stockholder. The Increase in Authorized Shares will be effected by filing the Amended Certificate with the Secretary of State of New York, which is expected to occur approximately twenty (20) days after the mailing of this Information Statement. The Increase in Authorized Shares will become effective upon such filing.

Effects of Amendment.

The following table summarizes the principal effects of the Increase in the Authorized Shares:

	Pre-Increase	Post-Increase
Common Shares
Issued and Outstanding	148,900,182	148,900,182
Authorized	240,000,000	340,000,000

Potential Anti-takeover effects of the increase in authorized shares.

The implementation of the Increase in Authorized Shares will have the effect of increasing the proportion of unissued authorized shares to issued shares. Under certain circumstances this may have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of the Board, including a transaction that may be favored by a majority of our shareholders or in which our shareholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board could issue and sell shares, thereby diluting the stock ownership of a person seeking to effect a change in the composition of our Board or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in the Board or such a transaction.

Although an increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have a potential anti-takeover effect, the proposed amendments to our Certificate of Incorporation is not in response to any effort of which we are aware to accumulate the shares of our Common Stock or obtain control of the Company. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The Board does not intend to use the consolidation as a part of or a first step in a “going private” transaction pursuant to Rule 13e-3under the Securities Exchange Act of 1934, as amended. Moreover, we are currently not engaged in any negotiations or otherwise have no specific plans to use the additional authorized shares for any acquisition, merger or consolidation.

Dissenters’ Rights.

No dissenters’ or appraisal rights are available to our stockholders under the New York Business Corporation Law in connection with the proposed amendment to our Certificate of Incorporation to effect the Increase in Authorized Shares.

Actions to be taken.

This Information Statement contains a brief summary of the material aspects of the Actions approved by the Majority Stockholder.

The Name Change and the Increase in Authorized Shares will become effective on the date that is twenty (20) calendar days after the mailing of this information statement to stockholders.

We currently expect that such effective date will be on or about November ___, 2018.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 31, 2018, certain information regarding beneficial ownership of our Common Stock (a) by each person known by us to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) by each director of the Company, (c) by the named executive officers (determined in accordance with Item 402 of Regulation S-K) and (d) by all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (“SEC”). Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 148,900,182 shares of Common Stock outstanding as of October 31, 2018. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options held by that person or entity that are currently exercisable or that will become exercisable within 60 days of October 31, 2018. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Dais Analytic Corporation, 11552 Prospective Drive, Odessa, FL 33556.

Name and Address of Beneficial Owner	Common Stock Owned Beneficially	Percent of Class	Series B Preferred Stock	Percent of Class
Named Executive Officers and Directors
Timothy N. Tangredi, Officer, Chairman of the Board(1) #	37,974,688	19%	10	100%
John Herrin, Officer (2) #	940,000	*	-	-
Brian Johnson, Chief Technology Officer (3) #	1,426,250	*	-	-
Robert W. Schwartz, Director (4) #	2,595,000	1.3%	-	-
Eliza Wang, Director	900,000	*	-	-
Ira William McCollum Jr., Director (5) #	1,510,000	*	-	-
Thomas E. Turner, Director (6) #	5,101,500	2.2%	-	-
All directors and officers as a group (7 persons)	49,374,938	25%	10	100%

5% or greater shareholders
Soex (Hong Kong) Industry & Investment Co., Ltd. (7)	37,500,000	19%	-	-
Green Valley International Investment Management Company	19,491,430	9.9%	-	-
Hong Kong SAGE Technology Investment Co., Limited (8)	13,304,348	6.8%	-	-
All 5% or greater shareholders as a group	70,295,778	35.7%	-	-

Total	119,670,716	60.8%	10	100%

 ____________

*	Less than 1%

#	Address is Company’s principal office at 11552 Prosperous Drive, Odessa, Florida 33556

(1)

Includes 8,710,058 shares of common stock issuable upon exercise of stock options and the following securities beneficially owned by Mr. Tangredi’s wife, Patricia Tangredi: 1,026,601 shares of common stock; options to purchase 1,497,500 shares of common stock and warrants to purchase 26,250,000 shares of common stock.

(2)	Includes 840,000 shares of common stock issuable upon exercise of stock options and 100,000 shares beneficially owned by Mr. Herrin’s wife, Deborah Herrin.

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(3)	Includes 1,425,000 shares of common stock issuable upon exercise of stock options.

(4)	Includes 2,520,000 shares of common stock issuable upon exercise of stock options.

(5)	Includes 1,500,000 shares of common stock issuable upon exercise of stock options.

(6)	Includes 1,500,000 shares of common stock issuable upon exercise of stock options. Also includes 2,850,000 shares owned by a limited liability company for which Mr. Turner is the natural person with voting power.

(7)	The natural person with voting power and investment power on behalf of Soex (Hong Kong) Industry & Investment Co., Ltd. is Sharon Han.

(8)	The natural person with voting power and investment power on behalf of Hong Kong SAGE Technology Investment Co., Limited, with an office at Room 1314A 13/F Lippo Sun Plaza No28 Canton Road Tsim Sha Tsui Kowloon Hong Kong, is Lixia Wang.

Applicable percentage ownership in the preceding table is based on approximately 148,900,182 shares of common stock outstanding as of October 31, 2018 plus, for each individual, any securities that individual has the right to acquire within 60 days of October 31, 2018. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. The number of shares shown as beneficially owned in the tables below are calculated pursuant to Rule 13d-3(d)(1) of the Exchange Act. Under Rule 13d-3(d)(1), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Dais Analytic Corporation, 11552 Prospective Drive, Odessa, FL 33556.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the Shareholder Approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

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ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, DC 20549. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

A copy of any public filing is also available, at no cost, by writing to Dais Analytic Corporation, 11552 Prospective Drive, Odessa, FL 33556. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

November 5, 2018	/s/ Timothy N. Tangredi
Timothy N. Tangredi
President and Chief Executive Officer (Principal Executive Officer) (Principal Financial and Accounting Officer)

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Exhibit A

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

DAIS ANALYTIC CORPORATION

Under Section 805 of the Business Corporation Law

It is hereby certified that:

1.	The name of the corporation is Dais Analytic Corporation. (the “Corporation”). The name under which it was originally formed is “THE DAIS CORPORATION”

2.	The certificate of incorporation of the Corporation was filed by the New York State Department of State on May 8, 1993 under the name The Dais Corporation (such certificate of incorporation, as amended or restated and in effect thereafter, the “Certificate of Incorporation”).

3.	The Certificate of Amendment (1) amends Article FIRST of the Certificate of Incorporation which refers to the corporate name; and (2) amends Article FOURTH, Section 1 of the Certificate of Incorporation to increase the amount of authorized shares that the Corporation is authorized to issue. To effect the foregoing:

a.	Article FIRST of the Certificate of Incorporation which refers to the corporate name is amended to read in its entirety as follows:

“FIRST: The name of the corporation is “DAIS CORPORATION”

b.	Article FOURTH, Section 1of the Certificate of Incorporation, relating to the amount of authorized shares that the Corporation is authorized to issue, are amended to read in the entirety as follows:

'Section 1. Authorized Shares. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”; and collectively referred to herein as the “Capital Stock”. The total number of shares of Capital Stock which the Corporation shall have authority to issue shall be 350,000,000 shares, consisting of 340,000,000 shares of Common Stock, having a par value of $0.01 per share, and 10,000,000 shares of Preferred Stock, having a par value of $0.01 per share.”

4.	The certificate of amendment was authorized by the vote of the Board of Directors followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, we have subscribed this document on this ___ day of ____________, 2018 and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by me and are true and correct.

Timothy N. Tangredi
President and Chief Executive Officer

[CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION OF DAIS CORPORATION]

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